Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              AMTECH SYSTEMS, INC.
                    ----------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Robert Hass
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-1l(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
    or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                              AMTECH SYSTEMS, INC.
                              131 South Clark Drive
                              Tempe, Arizona 85281

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 29, 1996

--------------------------------------------------------------------------------

To Our Shareholders:

         The 1996 Annual Meeting of Shareholders of AMTECH SYSTEMS, INC., an Arizona corporation (the "Company"), will be held at the Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona, on February 29, 1996, at 3:00 p.m., Mountain Standard Time, for the following purposes:

    1.       To elect five (5) directors to serve for one year terms;

    2. To ratify the adoption of the Amtech Systems, Inc. Amended and Restated 1995 Stock Option Plan under which 160,000 shares of the Company's Common Stock would be reserved for grants of stock options to employees of the Company;

    3. To ratify the adoption of the Amtech Systems, Inc. 1995 Stock Bonus Plan under which shares of the Company's Common Stock would be reserved for grants of stock bonuses to employees of the Company;

    4. To ratify the adoption of the Amtech Systems, Inc. Non-Employee Directors Stock Option Plan under which 100,000 shares of the Company's Common Stock would be reserved for grants of stock options to non-employee directors of the Company; and

    5. To transact such other business as may properly come before the meeting or any adjournment(s) thereof. Management is presently aware of no other business to come before the meeting.

         The Board of Directors has fixed the close of business on January 25, 1996, as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof (the "Record Date"). Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 1995 Annual Report, which includes audited financial statements, was mailed with this Notice and Proxy Statement to all Shareholders of record on the Record Date.

         Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote for approval of such proposals..

                            By Order of the Board of Directors


                            Robert T. Hass, Secretary
Tempe, Arizona
January 29, 1996


--------------------------------------------------------------------------------
IMPORTANT: IT IS IMPORTANT THAT YOUR SHARE HOLDINGS BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                              AMTECH SYSTEMS, INC.
                             131 South Clark Drive
                              Tempe, Arizona 85281


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

         This Proxy Statement is being furnished to the Shareholders of AMTECH SYSTEMS, INC., an Arizona corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 1996 Annual Meeting of the Shareholders of the Company to be held on February 29, 1996, at 3:00 P.M., Mountain Standard Time, and any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Notice of the Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on January 29, 1996.

                       SOLICITATION AND VOTING OF PROXIES

         Only shareholders of record at the close of business on January 25, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 2,152,851 shares of Common Stock, $.01 par value (the "Common Stock"), were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

         THE PROPOSALS FOR WHICH SHAREHOLDER APPROVAL IS BEING SOUGHT CANNOT BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT, IN PERSON OR BY PROXY, AT THE ANNUAL MEETING. BROKERS CANNOT VOTE "STREET NAME" STOCK ON BEHALF OF BENEFICIAL OWNERS UNLESS THE BROKER RECEIVES AN EXECUTED PROXY FROM THE BENEFICIAL OWNER. THEREFORE, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED RETURN ENVELOPE.

         At the Annual Meeting of Shareholders, five (5) directors are to be elected to serve for a term of one year or until their respective successors are elected and qualified. Each Shareholder present at the Annual Meeting, either in person or by proxy, will have an aggregate number of votes in the election of directors equal to five (the number of persons nominated for election as directors) multiplied by the number of shares of Common Stock of the Company held by each such shareholder on the Record Date. The resulting aggregate number of votes may be cast by the Shareholder for the election of any single nominee, or the Shareholder may distribute such votes among any number or all of the nominees. The five nominees receiving the highest number of votes will be elected to the Board of Directors.

         All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person, provided that the shareholder notifies the Secretary of the meeting of his or her intention to vote in person at any time prior to the voting of the proxy. In order to vote their shares in person at the meeting, shareholders who own their shares in "street name" must obtain a special proxy card from their broker.

         The cost of  soliciting  proxies,  including  the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers, directors and the investment advisor of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

         The Board of Directors does not know of any matters other than the election of directors and the proposals to ratify the adoption of the Company's Amended and Restated 1995 Stock Option Plan, 1995 Stock Bonus Plan and Non-Employee Directors Stock Option Plan (collectively, the "Stock Plans"), that are expected to be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

         All proxies received pursuant to this solicitation will be voted except as to matters as to which authority to vote is specifically withheld; where a choice is specified as to the proposal, they will be voted in accordance with such specification. Where authority to vote is not specifically withheld and no voting instructions are given, the persons named in the proxy solicited by the Board of Directors intend to vote for the election of the nominees for director listed below and for approval of the Company's Stock Plans.

                              ELECTION OF DIRECTORS

General Information

         The present terms of the Company's current directors, Jong S. Whang, Eugene R. Hartman, Donald F. Johnston, Alvin Katz and Bruce R. Thaw, expire upon the election and qualification of their successors at the Company's 1996 Annual Meeting of Shareholders. Messrs. Katz and Thaw are being nominated at the request of Barber & Bronson, Incorporated, the Underwriter of the Company's public offering of Common Stock and Common Stock Purchase Warrants on December 15, 1994. The Underwriter's right to nominate two directors was one of the provisions of the Underwriting Agreement. The Board of Directors has nominated each of the current directors as nominees for election as directors in the election to be held at the Annual Meeting. In January 1996, Eugene R. Hartman resigned as an officer of the Company in connection with the Company's disposition of its remaining technical contract personnel business to Mr. Hartman. See "Certain Relationships and Related Transactions," below. Mr. Hartman will resign as a director effective upon the election of his successor at the Annual Meeting. The Board of Directors has nominated Robert T. Hass, the Company's Chief Financial Officer, to replace Mr. Hartman.

         The Board of Directors intends to vote its proxies for the election of its nominees, for a term to expire at the next Annual Meeting. In that regard, the Board of Directors solicits authority to cumulate such votes.

         If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available and to create an additional vacancy to be filled by the Board of Directors. The information concerning the nominees and their share holdings in the Company has been furnished by them to the Company.

Information Concerning Directors, Nominees and Officers

         The following table sets forth information regarding the officers, directors and director nominees of the Company.


Name                        Age         Positions with the Company
----                        ---         --------------------------

Jong S. Whang               50          President, Chief Executive Officer and
                                        Director

Robert T. Hass              45          Vice President-Finance, Chief Financial
                                        Officer, Treasurer and Secretary;
                                        Director Nominee

Donald F. Johnston          70          Director

Alvin Katz                  66          Director

Bruce R. Thaw               43          Director


         JONG S. WHANG has been President, Chief Executive Officer and a Director since the inception of the Company and was one of its founders. Mr. Whang's responsibilities as President include the sales effort for the Company's semiconductor equipment business and development of new products and business opportunities in that industry. He has twenty-two years of experience in the semiconductor industry including time spent in both processing and manufacturing of equipment components and systems. From 1973 until 1979, he was employed by Siltronics, Inc., initially as a technician working with chemical vapor deposition (CVD) and later as manager of the quartz fabrication plant with responsibility of providing technical marketing support. From 1979 until 1981, he was employed by U.S. Quartz, Inc. as manufacturing manager. In 1981 he left U.S. Quartz to found the Company.

         ROBERT T. HASS has been Vice President-Finance, Chief Financial Officer, Treasurer and Secretary of the Company since June 3, 1992. From 1991 until May, 1992, he operated a financial consulting practice under the name of Hass Financial Consulting Services, a sole proprietorship. From 1985 to 1991, he served as Director of Accounting Services and then Controller for Lifeshares Group, Inc., a holding company which owned and operated real estate development and insurance subsidiaries, and from 1988 to 1991 served as Controller and Chief Accounting Officer of some of those subsidiaries. From 1984 to 1985, he served as Vice President-Finance and Treasurer of The Victorio Company, a privately owned holding company which owned and operated agriculture, chemical, commercial real estate brokerage, marketing research, and commodities futures brokerage businesses. From 1977 to 1984, he was employed in various capacities including Vice President, Chief Financial Officer and Treasurer by Altamil Corporation, then a public company, which manufactures truck equipment, wirebound containers, and precision aluminum forgings. From 1972 to 1977, was employed as an auditor with Ernst & Ernst, now known as Ernest & Young. He is a Certified Public Accountant.

         DONALD F. JOHNSTON has been a Director since April 9, 1994, and also served as a Director from March, 1983 to December 1992. He is not otherwise employed by the Company. He was President and Chief Executive Officer of JAI, Inc. a management consulting firm from 1985 to March

1993. From 1985 to March 1993, when he retired, he acted as marketing and management consultant to companies in the electronics industry. From November, 1983 until October, 1985, he was President of Process Control, Inc. of Tempe, Arizona. He has held senior management positions with Montgomery Ward & Co. and the Hotpoint Division of the General Electric Company. He has also served as the Vice-President of B.F. Goodrich and the Philco Ford Division of the Ford Motor Company. Mr. Johnston also served as President of Mirco, Amstar Electronics, and Hera Investment Co.

         ALVIN KATZ has been a Director since May 1, 1995. Since 1981 he has been an adjunct professor of business management at the Florida Atlantic University in Boca Raton, Florida. From 1991 until the company sold in September, 1992, he was Chief Executive Officer of Odessa Engineering Corp., a company engaged in the manufacture of pollution monitoring equipment. From 1957 to 1976, Mr. Katz was employed by United Parcel Service holding various managerial positions, including District Manager and Corporate Manager of Operations, Planning, Research and Development. He is also a Director of Blimpie International, a fast food franchisor, Nastech Pharmaceutical Company, Inc., a company engaged in research, development and marketing of nasally delivered pharmaceuticals, Foremost Industries, which is engaged in the distribution and repair of commercial refrigeration, and Miller Industries, a real estate holding company, all of which are publicly held corporations.

         BRUCE R. THAW has been a Director since May 1, 1995. Mr. Thaw has been a practicing attorney since 1978 and, from 1984 to the present, he has been a partner in the law firm of Abrams & Thaw. Mr. Thaw is also a Director of Information Resource Engineering, Inc., a publicly traded company that designs, manufactures and markets computer network security systems and products. In addition, he is also a Director of Nastech Pharmaceutical Company, Inc., a publicly traded company engaged in the research, development and marketing of nasally delivered pharmaceuticals. Mr. Thaw does not render legal services to the Company.

Board and Committee Meetings

         During the 1995 fiscal year, there were four (4) meetings of the Board of Directors. No director attended less than 75% of the Board meetings while serving as such director or less than 75% of all committee meetings on which he served as a committee member.

         There are three committees of the Board of Directors: the Audit Committee, the Compensation and Option Committee and the Finance Committee.

         The Audit Committee, which held one (1) meeting during the 1995 fiscal year, was comprised of Messrs. Bruce R. Thaw and Donald F. Johnston. The Audit Committee is responsible for maintaining communication between the Board, the Company's independent auditors and members of financial management with respect to the Company's financial affairs in general, including financial statements and audits, the adequacy and effectiveness of the Company's internal accounting controls and systems, and the retention and termination of the independent auditors.

         The Compensation and Option Committee, which held three (3) meetings during the 1995 fiscal year, was comprised of Messrs. Donald F. Johnston and Alvin Katz. The Compensation and Option Committee makes recommendations concerning officer compensation, employee benefit programs and retirement plans.

         The Finance Committee, which held no meetings during the 1995 fiscal year, was comprised of Messrs. Alvin Katz and Bruce R. Thaw. The Finance Committee is responsible for communication between the Board, the Company's lender or prospective lender(s) and other financial sources and members of financial management.

         All current committee members are expected to be nominated for re-election at a Board meeting to be held following the Annual Meeting of Shareholders.

Compensation of Directors

         Directors who are full-time employees of the Company receive no additional compensation for serving as directors. Non-employee directors receive fees of $700 per Board meeting attended and $250 per committee meeting attended.

Compensation Committee Interlocks and Insider Participation

         The Compensation and Option Committee is composed of Mr. Donald F. Johnston and Mr. Alvin Katz, neither of whom is an officer or employee of the Company.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

         The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of January 22, 1996, by
(i) each director and each nominee for director of the Company, (ii) each officer of the Company, and (iii) all officers and directors as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, as amended, and is based upon the information furnished by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investing power with respect to the shares indicated as being beneficially owned.

                                                  Shares of Common Stock
                                                    Beneficially Owned
                                                  ----------------------

                                       Number of Shares              Percent of
Name and Address                      Beneficially Held(1)          Ownership(2)
----------------                     ---------------------          ------------

Jong S. Whang                            69,488(1)(3)                   3.2%
131 South Clark Drive
Tempe, AZ  85281

Bruce R. Thaw                            25,500(1)(4)                   1.1%
45 Banfi Plaza
Farmingdale, NY  11735

Donald F. Johnston                        5,625(1)(5)                      *
13615 N. Robertson Drive
Sun City West, AZ  85375

Robert T. Hass                            4,500(1)(6)                      *
131 South Clark Drive
Tempe, AZ  85281

                                                  Shares of Common Stock
                                                    Beneficially Owned
                                                  ----------------------

                                       Number of Shares              Percent of
Name and Address                      Beneficially Held(1)          Ownership(2)
----------------                      --------------------          ------------

Alvin Katz                               65,000(1)(7)                   2.9%
3707 Bridgewood
Boca Raton, FL  33434

Directors and Officers of the
Company as a group (1)(2)(3)(4)(6)(7)    170,113(8)                     7.7%
------------------------

*        Less than 1%.

(1) Mr. Whang is the Company's President, CEO and a director. Mr. Hass is the Vice President-Finance, Chief Financial Officer, Treasurer and Secretary. Messrs. Johnston, Katz and Thaw are presently directors. Mr. Hass is a director nominee.

(2) The percentages shown include the shares of Common Stock actually owned as of December 31, 1995, and the shares of Common Stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options. All shares of Common Stock that the identified person had the right to acquire within 60 days of December 31, 1995 upon the exercise of options, are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person.

(3) Includes (i) 9,488 shares held jointly with Mr. Whang's spouse and (ii) 7,500 shares issuable upon the exercise of presently exercisable options, with an exercise price of $3.52 per share.

(4) Includes 5,000 shares issuable upon exercise of presently exercisable options with an exercise price of $4.47 per share, and warrants to purchase 4,500 shares of Common Stock at an exercise price of $5.50 per share.

(5)      Includes   5,000  shares   issuable  upon  the  exercise  of  presently
         exercisable options, with an exercise price of $3.50 per share.

(6)      Includes   4,000  shares   issuable  upon  the  exercise  of  presently
         exercisable options, with an exercise price of $1.25 per share.


(7)      Includes   5,000  shares   issuable  upon  the  exercise  of  presently
         exercisable options, with an exercise price of $4.47 per share.


(8)      Includes 26,500 shares issuable upon exercise of presently  exercisable
         options  and  4,500  shares   issuable  upon  exercise  of  outstanding
         warrants.


Security Ownership of Certain Beneficial Owners

         There are no persons known to the Company to beneficially own more than 5% of the outstanding Common Stock of the Company.

                             EXECUTIVE COMPENSATION

         The following table sets forth annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1995, 1994 and 1993, of the Company's Chief Executive Officer, who was the only executive officer of the Company to receive annual compensation exceeding $100,000 during such periods.


                                       SUMMARY COMPENSATION TABLE


                                          Annual Compensation
                                          -------------------

     Name and           Fiscal                                 Other Annual      All Other
Principal Position       Year          Salary    Bonus(1)     Compensation(2)   Compensation(3)
------------------      ------         ------    --------     ---------------   ---------------

Jong S. Whang            1995       $  95,000   $  48,657            -           $  2,815

President and Chief      1994          76,000      35,699            -              2,801

Executive Officer        1993          76,004      46,649            -              2,790



(1) On February 24, 1989, the Board of Directors approved an incentive compensation plan for Mr. Whang, which provides for an annual cash bonus equal to 2% of the annual profits of the Company before taxes and extraordinary items; plus 2% of the amount by which the revenues of the Company' s semiconductor equipment business in each year exceed such revenues for the previous year. It is a condition to the payment of any bonus that Mr. Whang have been continually employed by the Company and that the Company have realized a profit after the payment of the bonus. On October 1, 1995, Mr. Whang entered into an employment contract with the Company, which contract incorporated Mr. Whang's incentive compensation plan and added additional bonus eligibility criteria. See Employment Contracts with Executive Officers, below.

(2) Other compensation to Mr. Whang, consisting of car allowance, vacation pay and other perquisites, did not exceed $50,000 or 10% of his base compensation during any fiscal year.

(3) Represents insurance premiums paid on whole-life insurance for the benefit of Mr. Whang's spouse.

Option Grants

         During 1995 fiscal year, no stock options were granted to any executive officer of the Company.

Option Exercises

         The following table shows the stock options exercised by the Chief Executive Officer of the Company during fiscal year 1995 and the value of stock options held by him, as of the end of fiscal year 1995.


                   AGGREGATED OPTION EXERCISES IN FISCAL 1995
                    AND OPTION VALUE AS OF SEPTEMBER 30, 1995



                                                                   Number of Unexercised                  Value of Unexercised
                                                                          Options                              In-the-Money
                                                                   at September 30, 1995             Options at September 30, 1995
                                                                   ---------------------             -----------------------------
                            Shares
                         Acquired on           Value
Name                     Exercise (#)    Realized ($)        Exercisable       Unexerciseable       Exercisable       Unexerciseable
----                     ------------    ------------        -----------       --------------       -----------       --------------


Jong S. Whang                 -                  -              7,500                -                $41,400               -


Amendment or Repricing of Options

         During fiscal year 1995, the Company did not amend or reprice any of its stock options held by executive officers of the Company.

Employment Contracts with Executive Officers

         On October 1, 1994, the Company entered into a employment agreement with its President, Jong S. Whang. Mr. Whang is employed as the Company's President for a period of five years with an annual salary of $95,000, with annual increases of up to 5% to be determined by the Board of Directors at the end of each year under the agreement. He is to receive the following additional incentive cash compensation: (i) a bonus equal to 2% of the annual profits of the Company before taxes and extraordinary items; (ii) a bonus equal to 2% of the amount by which the revenues of the Company's semiconductor equipment business in each year exceeds such revenues for the previous year, and (iii) a bonus of $14,000 upon the occurrence of the following events: the Company's secondary public offering closes during fiscal year 1995 or the Company is profitable during fiscal years 1995, 1996, 1997 or 1998, provided that upon the occurrence of such events, Mr. Whang has exercised at least 2,500 shares of his presently exercisable stock options to purchase 7,500 shares of the Company's Common Stock at $3.52 per share. During fiscal year 1995, Mr. Whang earned a cash bonus of $48,657 pursuant to the foregoing formula. It is a condition to the payment of any cash bonus that Mr. Whang shall have been continuously employed by the Company and that the total of all cash bonuses is limited to 10% of the Company's pre-tax earnings for that year (except for the bonus triggered by the first event described in (iii), above). Profits shall also be determined without taking into account the first $3,200,000 expended or invested by the Company in the development of the proposed photo-assisted CVD product. The agreement also contains confidentiality and non-compete provisions. Mr. Whang is entitled to one year's salary as severance pay if he is terminated other than for "cause." Mr. Whang is also entitled to participate in any benefit plans generally available to employees of the Company.

Compensation and Option Committee Report on Executive Compensation

         The Compensation and Option Committee of the Company's Board of Directors (the "Committee), which is composed entirely of independent, outside directors, establishes the general compensation policies of the Company and specific compensation for each executive officer of the Company, and administers the Company's stock option program. The Committee's intent is to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward Company executives for achieving the financial and strategic goals of the Company essential to the Company's long-term success and to growth in shareholder value. The Company's executive compensation package consists of three main components:
(1) base salary; (2) incentive cash and/or stock bonuses; and (3) stock options.

         Base Compensation

         The Committee's approach is to offer executives salaries competitive with those of other executives in the industry in which the Company operates. To that end, the Committee evaluates the competitiveness of its base salary based on information drawn from a variety of sources, including published and proprietary survey data and the Company's own experience recruiting and retaining executives, although complete information is not easily obtainable. The Company's base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and the performance of the individual executive.

         Bonuses

         In addition to base salary, executives are eligible to receive a discretionary annual bonus. At the beginning of each year, the Compensation and Option Committee and the CEO review each individual executive's job responsibilities and goals for the upcoming year. The amount of the bonus and any performance criteria vary with the position and role of the executive within the Company. In addition, for all executives, the Compensation and Option Committee reviews the Company's actual financial performance against its internally budgeted performance in determining year-end bonuses, if any. However, the Compensation and Option Committee does not set objective performance targets for executives other than the CEO and sales and marketing personnel.

         Stock Option and Restricted Stock Grants

         The Company, from time to time, grants stock options and shares of restricted stock in order to provide certain executives with a competitive total compensation package and to reward them for their contribution to the long-term price performance of the Company's Common Stock. The Company's former Stock Option Plan terminated prior to the 1995 fiscal year. In October 1995, the Board of Directors adopted the Amended and Restated 1995 Stock Option Plan, which will be administered by the Compensation and Option Committee. See "Proposal No. 1," below, for a description of the Plan. Grants of stock options and restricted stock are designed to align the executive's interest with that of the shareholders of the Company. In awarding option grants, the Compensation and Option Committee will consider, among other things, the amount of stock and options presently held by the executive, the executive's past performance and contributions , and the executive's anticipated future contributions and responsibilities.

         1995 CEO Compensation

         The base salary for the Chief Executive Officer ("CEO") for the fiscal year 1995 was increased from $76,000 in 1994 to $95,000 in 1995, pursuant to the employment agreement entered into by the Company and the CEO. The CEO's increased base salary is based upon the compensation of executives in comparable positions in the semiconductor industry, adjusted for the size of the Company (total assets and revenues).

         On February 24, 1989, the Board of Directors approved an incentive compensation plan for the CEO, which provides for an annual cash bonus equal to 2% of the annual profits of the Company before taxes and extraordinary items; plus 2% of the amount by which the revenues of the Company's semiconductor equipment business in each year exceed such revenues for the previous year. In addition, such incentive compensation plan specifies that the CEO shall receive a bonus of $14,000 upon the occurrence of the following events: (i) the Company's public offering of securities closing during fiscal 1995, or (ii) the Company is profitable during fiscal 1995, 1996, 1997 or 1998. It is a condition to the payment of any bonus that the CEO have been continually employed by the Company and that the total of such cash bonuses is limited to 10% of the Company's pre-tax earnings for that year (except the bonus triggered in the event of (i), above). The CEO earned $48,657 in 1995 pursuant to such incentive compensation plan, $14,000 of which was earned as a result of the completion of the Company's public offering. The CEO's new employment agreement with the Company incorporates the incentive compensation plan described above. See "Employment Contracts with Executive Officers," above.

                                               COMPENSATION AND OPTION COMMITTEE

                                               Donald F. Johnston
                                               Alvin Katz


Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers as well as persons beneficially owning more than 10% of the Company's Common Stock, to file certain reports of ownership with the Securities and exchange Commission (the "SEC") within specified time periods. Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that between October 1, 1994 and September 30, 1995, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In December 1995, the Company executed an agreement with Eugene R. Hartman, a Vice President and director of the Company and the President of Echelon Service Company, a wholly-owned subsidiary of the Company, to sell all of the stock of Echelon to Mr. Hartman in exchange for 98,016 shares of Amtech Common Stock held by Mr. Hartman and additional cash consideration. The total consideration for the Echelon stock was valued at approximately $1.2 million. Of that consideration, approximately $800,000 was attributed to the Amtech Common Stock and approximately $400,000 in the form of a cash distribution by Echelon to Amtech prior to the sale. The parties closed the transaction in January 1996, and Mr. Hartman resigned as an officer of the Company.

         Prior to entering into the agreement with Mr. Hartman, the Company sought and negotiated offers from third parties. However, in the opinion of the Board, the best offer was tendered by Mr.

Hartman. The transaction was conducted at arms' length, and management does not believe that a better deal could have been made with unrelated third parties.

Comparison of Stock Performance

         The following graph assumes that $100 was invested on October 1, 1990 in each of the following: the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Industrial Index.


                              (SEPTEMBER 30)

               1991      1992      1993      1994      1995
               ----      ----      ----      ----      ----

COMPANY        100       62.5     187.5     168.75    443.75

NASDAQ
COMPOSITE
INDEX           52.9    168.5     221.4     221.8     302.9

NASDAQ
INDUSTRIAL
INDEX          160      169.3     211.7     211       266.4

                                 PROPOSAL NO. 1
                       TO APPROVE THE AMTECH SYSTEMS, INC.
                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

         At the Annual Meeting, the Company will seek shareholder ratification of the Amended and Restated 1995 Stock Option Plan (the "1995 Plan"). The 1995 Plan was adopted by the Board of Directors on October 20, 1995, subject to shareholder approval. In adopting the 1995 Plan, the Board recognized that the Company's 1983 Incentive Stock Option Plan terminated in 1993 and no additional options could be granted after such date. The Board believes that in order to attract and retain officers and employees of the highest caliber, provide increased incentive for such persons to strive to attain the Company's long-term goal of increasing shareholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its shareholders to provide officers and employees of the Company, through the granting of stock options, the opportunity to participate in the appreciation in value of the Company's Common Stock. THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN.

Reason for Approval

         The grant of stock options pursuant to a plan which has been approved by shareholders and meets certain conditions is exempt from the "short-swing profits" liability provisions of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Act"). Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, optionees may unwittingly fall within its scope and be forced to disgorge gains to the Company, thereby frustrating the Company's intent to provide incentive to officers and employees under the 1995 Plan. Thus, shareholder approval of the 1995 Plan is sought in order to exempt from the liability provisions of Section 16(b) the grant of options to officers and directors who are eligible to participate in the 1995 Plan. In addition, shareholder approval of the 1995 Plan is necessary in order that incentive stock options granted under the 1995 will qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). Unless shareholder approval is obtained, options granted under the 1995 Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board.

Summary of the 1995 Plan

         The following summary of the 1995 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 1995 Plan, which is attached hereto as Exhibit "A."

         Administration. The 1995 Plan shall be administered by the Compensation and Option Committee of the Company's Board of Directors. The Committee has full authority, subject to the provisions of the 1995 Plan to award incentive stock options and nonstatutory stock options ("Options").

         Subject to the provisions of the 1995 Plan, the Committee determines in its discretion, among other things, the persons to whom from time to time Options may be granted ("Participants"), the number of shares subject to each Option, exercise prices under the Options, any restrictions or limitations on such Option including any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Options. The interpretation and construction by the Committee of any provisions of, or the determination of any questions arising under, the 1995 Plan or any rule or regulation established by the Committee pursuant to the 1995 Plan, shall be final, conclusive and binding on all persons interested in the 1995 Plan.

         Shares Subject to the 1995 Plan. The 1995 Plan authorizes the granting of Options the exercise of which would allow up to a maximum of 160,000 shares of the Common Stock to be acquired by the Participants of said Options. In order to prevent the dilution or enlargement of the rights of the Participants under the 1995 Plan, the number of shares of Common Stock authorized by the 1995 Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Option granted under the 1995 Plan is forfeited or terminated, the shares of Common Stock that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the 1995 Plan.

         Eligibility. Subject to the provisions of the 1995 Plan, Options may be granted to full-time employees of the Company or its subsidiaries. Directors who are not salaried employees of the Company or its subsidiaries are not eligible to be granted Options under the 1995 Plan. In addition, members of the Committee shall not be eligible to be granted Options during their service on the Committee.

         Effective Date and Term of 1995 Plan. If approved by the Company's shareholders, the 1995 Plan will be deemed effective on October 20, 1995, the date on which it was adopted by the Board of Directors. No option may be granted after October 20, 2005. The 1995 Plan will terminate ten (10) years after the effective date of the 1995 Plan, subject to earlier termination by the Board. No Option may be granted under the 1995 Plan after the termination date, but Options previously granted may extend beyond such date.

         Nature of Options. The 1995 Plan provides for the grant of options, which may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1995 Plan are not transferable and expire eleven (11) years after the date of grant (ten years in the case of incentive stock options). The per share exercise price of an incentive stock option granted under the 1995 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

         Exercise of Options. The 1995 Plan provides the Committee or the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Committee or the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1995 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

         Agreements. Options granted under the 1995 Plan will be evidenced by agreements consistent with the 1995 Plan in such form as the Committee may prescribe. Neither the 1995 Plan nor agreements thereunder confer any right to continued employment upon any Participant.

         Amendments to the 1995 Plan. The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the 1995 Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant's consent.

         Outstanding Options.  No options have been issued under the 1995 Plan.

Federal Income Tax Considerations

         The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1995 Plan. The following discussion does not address state, local or foreign tax consequences.

         If the Plan is approved by the shareholders, a Participant in the 1995 Plan will not recognize taxable income upon the grant or exercise of an incentive stock option except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option.

         If shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant or recipient and (ii) the Company will not be allowed a deduction in connection with such incentive stock option or the Common Stock acquired pursuant to the exercise of the incentive stock option. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the Participant's other tax attributes and the statutory limitations on capital loss deductions not discussed herein. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

         A "disqualifying disposition" will result if Common Stock acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent's incentive stock option as described below) is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition (except in the case of a Participant subject to Section 16 restrictions of the Exchange Act, as noted below), the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or
(ii) the amount realized on disposition. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a short-term capital loss. The Participant will report as a short-term capital gain, as applicable, any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

         The general rules discussed above are different if the Participant disposes of the shares of Common Stock in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Common Stock and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income would not be limited by the price at which the Common Stock was actually sold by the Participant.

         If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant's death, the incentive stock option will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

         In general, a Participant to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the nonqualified option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.

         For  purposes  of  the   "alternative   minimum  tax"   applicable   to
individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonqualified option. Thus, a Participant must, in the year of option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income currently, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

         The Company is required to withhold certain income taxes from Participants upon exercises of nonqualified options. The Company will be entitled to a business expense deduction for both financial statement and federal income tax purposes equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income from the exercise of nonqualified options.

         In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of options by Participants will in most cases be subject to state income taxation.

Vote Required

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting, is required to approve the 1995 Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN. BARBER AND BRONSON, THE COMPANY'S INVESTMENT ADVISOR, HAS STATED THAT THEY SUPPORT THE BOARD IN THAT RECOMMENDATION.



                                 PROPOSAL NO. 2
                       TO APPROVE THE AMTECH SYSTEMS, INC.
                              1995 STOCK BONUS PLAN

         At the Annual Meeting, the Company will seek shareholder ratification of the 1995 Stock Bonus Plan (the "Bonus Plan"). The Bonus Plan was adopted by the Board of Directors on February 10, 1995. The Board believes that in order to attract and retain persons of outstanding ability as employees of the Company, provide increased incentive for such persons to strive to attain the Company's long-term goal of increasing shareholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its shareholders to provide such employees of the Company with additional compensation for services which they have rendered or will render in the future, through the granting of bonuses in the form of the Company's Common Stock (the "Shares"). THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE 1995 STOCK BONUS PLAN.

Reason for Approval

         The grant of stock pursuant to a plan which has been approved by shareholders and meets certain conditions is exempt from the "short-swing profits" liability provisions of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Act"). Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, Bonus Recipients may unwittingly fall within its scope and be forced to disgorge gains to the Company, thereby frustrating the Company's intent to provide incentive to officers and employees under the Bonus Plan. Thus, shareholder approval of the Bonus Plan is sought in order to exempt from the liability provisions of Section 16(b) the grant of options to principal officers, directors and beneficial owners of 10% of the Company's Common Stock who are eligible to participate in the Bonus Plan. Unless shareholder approval is obtained, Bonuses granted under the Bonus Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board.

Summary of the Bonus Plan

         The following summary of the Bonus Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Bonus Plan, which is attached hereto as Exhibit "B."

         Administration. The Bonus Plan shall be administered by the Compensation and Option Committee of the Company's Board of Directors. The Committee has full authority, subject to the provisions of the Bonus Plan to award stock bonuses ("Bonuses").

         Subject to the provisions of the Bonus Plan, the Committee determines in its discretion, among other things, the persons to whom from time to time Bonuses may be granted ("Bonus Recipients"), the number of Shares subject to each Bonus, any restrictions or limitations on such Shares, including any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Shares. The interpretation and construction by the Committee of any provisions of, or the determination of any questions arising under, the Bonus Plan or any rule or regulation established by the Committee pursuant to the Bonus Plan, shall be final, conclusive and binding on all persons interested in the Bonus Plan.

         Shares Subject to the Bonus Plan. The Bonus Plan authorizes the granting of up to 160,000 shares of the Common Stock, less that number of shares of Common Stock issued or issuable pursuant to options granted under the 1995 Plan. Accordingly, the Bonus Plan and the 1995 Plan effectively share the same pool of reserved Common Stock. The maximum number of shares of Common Stock that may be issued under the 1995 Plan and the Bonus Plan is 160,000 shares. In order to prevent the dilution or enlargement of the rights of the Bonus Recipients under the Bonus Plan, the number of shares of Common Stock authorized by the Bonus Plan is subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock.

         Eligibility. Subject to the provisions of the Bonus Plan, Bonuses may be granted to full-time employees of the Company or its subsidiaries. Members of the Committee shall not be eligible to be granted Bonuses during their service on the Committee.

         Effective Date and Term of Bonus Plan. If approved by the Company's shareholders, the Bonus Plan will be deemed effective on February 10, 1995, the date on which it was adopted by the Board of Directors. The Bonus Plan will terminate ten (10) years after the effective date of the Bonus Plan, subject to earlier termination by the Board. No Bonus may be granted under the Bonus Plan after the termination date.

         Amendments to the Bonus Plan. The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the Bonus Plan, but no amendment, modification or termination shall be made which would impair the rights of a Bonus Recipient without the Recipient's consent.

Federal Income Tax Consequences

         Under the Bonus Plan, employees may be granted a specified number of Shares. However, vested rights to such stock may be subject to certain restrictions or may be conditioned on the attainment of certain performance goals. If the employee violates any of the restrictions during the period specified by the Committee or the performance standards fail to be satisfied, the Shares may be forfeited.

         A Bonus Recipient will recognize ordinary income equal to the fair market value of the Shares at the time the Bonus is granted, if there are no restrictions, or at the time the restrictions lapse. The Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the Bonus is granted or the Share restrictions lapse.

         Instead of postponing the income tax consequences of a Bonus, the Bonus Recipient may elect to include the fair market value of the Shares in income in the year the Bonus is granted. This election is made under Section 83(b) of the Code. This Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the Bonus Recipient files his or her federal income tax return.

         The tax treatment of the subsequent disposition of the Shares will depend upon whether the Bonus Recipient has made a Section 83(b) election to include the value of the Shares in income when awarded. If the Bonus Recipient makes a Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Shares and the fair market value of the Shares on the date of grant. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Shares are held. If no Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Shares and the fair market value of the Shares on the date or grant of the Bonus or the date that any restrictions lapsed. Again, such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Shares are held.

         The Compensation and Option Committee may, as it has done in the past, afford limited or full tax protection to the Bonus Recipient by granting a cash bonus in connection with the Bonus.

Vote Required

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting, is required to approve the Bonus Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE BONUS PLAN. BARBER AND BRONSON, THE COMPANY'S INVESTMENT ADVISOR, HAS STATED THAT THEY SUPPORT THE BOARD IN THAT RECOMMENDATION.

                                 PROPOSAL NO. 3
                       TO APPROVE THE AMTECH SYSTEMS, INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         At the Annual Meeting, the Company will seek shareholder ratification of a Non-Employee Directors Stock Option Plan (the "Directors Plan") that authorizes the issuance of up to 100,000 shares of Common Stock pursuant to option grants. The Directors Plan is intended to provide non-employee directors with an incentive to actively direct and contribute to the Company's growth by enabling them to acquire a proprietary interest in the Company. The Company's Board of Directors adopted the Directors Plan on December 21, 1995, and has directed that the Directors Plan be submitted as a proposal for Shareholder adoption at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE NON- EMPLOYEE DIRECTORS STOCK OPTION PLAN.

Reason for Approval

         The grant of stock options pursuant to a plan which has been approved by shareholders and meets certain conditions is exempt from the "short-swing profits" liability provisions of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Act"). Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, directors may unwittingly fall within its scope and be forced to disgorge gains to the Company, thereby frustrating the Company's intent to provide incentive to directors under the Directors Plan. Thus, shareholder approval of the Directors Plan is sought in order to exempt from the liability provisions of
Section 16(b) the grant of options to directors who are eligible to participate in the Directors Plan. Unless shareholder approval is obtained, options granted under the Directors Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board.

Summary of the Directors Plan

         The following summary of the Directors Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Directors Plan, which is attached hereto as Exhibit "C."

         Administration. The Directors Plan shall be administered by the Compensation and Option Committee of the Company's Board of Directors. The interpretation and construction by the Committee of any provisions of, or the determination of any questions arising under, the Directors Plan or any rule or regulation established by the Committee pursuant to the Directors Plan, shall be final, conclusive and binding on all persons interested in the Directors Plan.

         Shares Subject to the Directors Plan. The Directors Plan authorizes the granting of Options the exercise of which would allow up to a maximum of 100,000 shares of the Common Stock to be acquired by the Participants of said Options. In order to prevent the dilution or enlargement of the rights of the Participants under the Directors Plan, the number of shares of Common Stock authorized by the Directors Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any

Option granted under the Directors Plan is forfeited or terminated, the shares of Common Stock that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the Directors Plan.

         Effective Date and Term of Directors Plan. If approved by the Company's shareholders, the Directors Plan will be deemed effective on December 21, 1995, the date on which it was adopted by the Board of Directors. No option may be granted after December 21, 2005. The Directors Plan will terminate ten (10) years after the effective date of the Directors Plan, subject to earlier termination by the Board. No Option may be granted under the Directors Plan after the termination date, but Options previously granted may extend beyond such date.

         Nature   of   Options.    The   Directors   Plan   provides   for   the
non-discretionary grant of nonstatutory stock options to the Company's non-employee directors. Each non-employee director who joins the Board of Directors after December 21, 1995, will receive an option to acquire 6,000 shares of the Company's Common Stock. In addition to the foregoing option grant, a grant of options to purchase 3,000 shares of the Company's Common Stock will be made annually to each non-employee director on the first business day following the Company's Annual Meeting of Shareholders each year, commencing in January 1997; provided that such director has attended at least 75% of the meetings of the Board of Directors and of the Board Committees of which such non-employee director was a member in the preceding fiscal year.

         Exercise of Options. Pursuant to the terms of the Directors Plan, each option granted will vest one-third on the first anniversary of the option grant, an additional one-third on the second anniversary of the option grant and the remaining one-third on the third anniversary of the option grant, provided the optionee remains an Eligible Director (as defined in the Directors Plan) at such vesting dates. Accordingly, each option grant will be vested and exercisable with respect to the 33-1/3% of the underlying shares on the first anniversary of the date of grant, 66-2/3% of the underlying shares on the second anniversary, and 100% of the underlying shares on the third anniversary. The exercise price of all options granted under the Directors Plan will be the Fair Market Value of the Company's Common Stock on the grant date. All options granted under the Directors Plan will expire ten (10) years from the date of grant. Options are not transferrable other than by will, under the laws of descent and distribution, or pursuant to a qualified domestic relations order, and each option is exercisable during the lifetime of the optionee only by the optionee. Unexercised options terminate one year from the date an individual ceases to be a director of the Company due to death or disability and thirty (30) days after an individual ceases to be a director for any other reason.

         Agreements. Options granted under the Directors Plan will be evidenced by agreements consistent with the Directors Plan in such form as the Committee may prescribe.

         Amendments to the Directors Plan. The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the Directors Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant's consent.

         Outstanding Options. Presently, there are no outstanding options under the Directors Plan.

Federal Income Tax Consequences for Nonstatutory Stock Options

         The Directors Plan will not be a "qualified plan" as defined in Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options ("NSOs") do not qualify as "incentive stock options" under Section 422 of the Code.

         An Optionee does not realize any compensation income upon the grant of an NSO. Additionally, the Company may not take a tax deduction at the time of the grant. Upon exercise of an NSO, an Optionee realizes and must report as compensation income in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. The Company is entitled to take a deduction at the same time and in the same amount as the Optionee reports as compensation income, provided the Company withholds federal income tax in accordance with the Code and applicable Treasury regulations.

         Special rules apply with respect to shares of Common Stock transferred directly to or acquired upon exercise of an NSO by a director pursuant to the "short-swing profits" provisions of the Securities Exchange Act of 1934 (the "Exchange Act"). With respect to Common Stock acquired by an Insider, the date six (6) months after the date of exercise of an option is generally the relevant date for determining when the Insider recognizes compensation income, the amount of such compensation income (and the Company's corresponding deduction), for establishing the Insider's basis in the shares of Common Stock acquired and the start of the holding period of such shares for tax purposes. An Insider may elect to accelerate the recognition of income under Section 83(b) of the Code. Such an election must be made within thirty (30) days after exercise of an Option and results in the inclusion of the excess of the fair market value of the Common Stock at exercise over the exercise price of the option in income.

         When an Optionee disposes of the shares of Common Stock received upon exercise of an NSO, he or she will realize capital gain income if the amount realized on the sale exceeds the Optionee's basis in the shares. If the Optionee's basis in the shares exceeds the amount realized on the sale, the Optionee will realize a capital loss. An Optionee's basis in the optioned shares is equal to the exercise price plus any additional compensation income realized by the Optionee upon exercise of the option. A disposition of shares of Common Stock which results in a net long-term capital gain will be taxed at the ordinary income rate (but not at a rate in excess of 28%). Capital losses are currently deductible for individuals to the extent of capital gains plus an amount not exceeding $3,000 ($1,500 for married individuals filing separately). There is no tax impact to the Company upon the sale of the shares by an Optionee.

         In addition to the foregoing federal tax considerations, the exercise of an Option and the ultimate sale or other disposition of the shares of Common Stock acquired thereby will in most cases be subject to state income taxation.

Vote Required

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting, is required to approve the Directors Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. BARBER AND BRONSON, THE COMPANY'S INVESTMENT ADVISOR, HAS STATED THAT THEY SUPPORT THE BOARD IN THAT RECOMMENDATION.


                                  OTHER MATTERS

Independent Auditors

         Arthur Andersen LLP, has been selected as the Company's independent auditors for the current fiscal year, which ends September 30, 1996. That firm has served as the Company's independent auditors since 1983. During the fiscal year ended September 30, 1995, Arthur Andersen LLP provided audit services to the Company. Representatives of that firm are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Annual Report

         The Annual Report of the Company for the fiscal year ended September 30, 1995, is enclosed herewith.

Shareholder Proposals for Action At the Company's Next Annual Meeting

         Any shareholder who wishes to present any proposal for shareholder action at the Company's next Annual Meeting, expected to be held on or about March 1, 1997, must be received by the Company's Secretary, at the Company's offices, not later than November 15, 1996, in order to be included in the Company's proxy statement and form of proxy for that meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Robert T. Hass, Secretary

Tempe, Arizona
January 29, 1996

                                   EXHIBIT "A"

                              AMTECH SYSTEMS, INC.

                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN


         Purpose of the Plan.  The purposes of this  Amended and  Restated  1995
         -------------------
Stock Option Plan are to advance the interests of Amtech Systems, Inc. (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging, motivating and enabling employees to acquire stock ownership in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company through the grant of options to purchase shares of the Company's Common Stock. Options granted hereunder may be either "Incentive Stock Options," as defined in
Section 422 of the Internal Revenue Code or 1986, as amended, or "Nonstatutory Stock Options," at the discretion of the Board or a Committee appointed by the Board and as reflected in the terms of the written option agreement ("Option Agreement").

         1. Definitions.  As used herein, the following definitions shall apply:
            -----------

                   (a) "Board"  shall mean the Board of Directors of the Company
                        -----
or the Committee, if one has been appointed.

                   (b) "Code" shall mean the Internal  Revenue Code of 1986,  as
                        ----
amended, and the rules and regulations promulgated thereunder.

                   (c) "Common Stock" shall mean the common stock of the Company
                        ------------
described in the Company's Certificate of Incorporation, as amended.

                   (d)  "Company"  shall mean Amtech  Systems,  Inc., a Delaware
                         -------
corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

                   (e)  "Committee"  shall mean the  Committee  appointed by the
                         ---------
Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                   (f) "Employee" shall mean any person,  including officers and
                        --------
directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                   (g) "Exchange Act" shall mean the Securities and Exchange Act
                        ------------
of 1934, as amended.

                   (h) "Fair Market Value" shall mean,  with respect to the date
                        -----------------
a given Option is granted or exercised, the value of the Common Stock determined by the Board or the Committee in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the average of the bid and asked prices of the Common Stock on the date of grant if the Common Stock is then included for quotation on the NASDAQ SmallCap Market or, the Fair Market Value per Share shall be the closing price of the Common Stock if the Common Stock is then included on the NASDAQ National Market or listed on the New York, American or Pacific Stock Exchange. The Board or a Committee appointed by the Board may rely upon published quotations in The Wall Street Journal or a comparable
                                     -------------------------
publication for purposes of the calculation of the Fair Market Value per Share as set forth above.

                   (i)  "Incentive  Stock  Option" shall mean an Option which is
                         ------------------------
intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                   (j)  "Option"  shall mean a stock  option  granted  under the
                         ------
Plan.

                   (k)  "Optioned  Stock" shall mean the Common Stock subject to
                         ---------------
an Option.

                   (l) "Optionee"  shall mean an Employee of the Company who has
                        --------
been granted one or more Options.

                   (m) "Parent" shall mean a "parent  corporation,"  whether now
                        ------
or hereafter existing, as defined in Section 424(e) of the Code.

                   (n) "Plan" shall mean this Stock Option Plan.
                        ----

                   (o)  "Share"  shall  mean a share  of the  Common  Stock,  as
                         -----
adjusted in accordance with Section 11 of the Plan.

                   (p)  "Subsidiary"  shall  mean  a  "subsidiary  corporation,"
                         ----------
whether now or hereafter existing, as defined in Section 424(f) of the Code.

                   (q) "Tax Date" shall mean the date an Optionee is required to
                        --------
pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

         2.  Common  Stock  Subject to the Plan.  Subject to the  provisions  of
             ----------------------------------
Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 160,000 Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options.

         3.  Administration of the Plan.
             --------------------------

                  (a)      Procedure.
                           ---------

                          (1)  The Plan  shall be  administered  by the Board in
accordance with Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3"); provided, however, that the Board may appoint a Committee to administer the Plan at any time or from time to time and, provided further, that if members of the Board are not "disinterested" within the meaning of Securities and Exchange

Commission Rule 16b-3, then any participation by directors in the Plan must be administered by a Committee appointed by the Board.

                          (2)  The  Committee  shall consist of at least two (2)
members of the Board, each of whom is "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan; provided, however, that at no time may any director who is not "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 serve on the Committee nor shall a Committee of less than two (2) members administer the Plan.

                  (b) Powers of the  Board.  Subject  to the  provisions  of the
                      --------------------
Plan, the Board or a Committee appointed by the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with
Section 422 of the Code, and to grant "nonstatutory stock options;" (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or a Committee appointed by the Board; (x) to accept or reject the election made by an Optionee pursuant to
Section 18 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) Effect of Board's Decision. All decisions,  determinations
                      --------------------------
and interpretations of the Board or a Committee appointed by the Board, shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         4.  Eligibility.
             -----------

                  (a) Consistent with the Plan's purposes, Options may be granted only to Employees of the Company as determined by the Board or a Committee appointed by the Board. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

                  (b) With respect to Incentive Stock Options granted under the Plan, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

                  The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

         5.  Effective  Date.  The Plan shall take effect on July 10, 1995,  the
             ---------------
date on which the Board approved the Plan. No Option may be granted after July 10, 2005 (ten years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled. The Plan shall be submitted for shareholder approval at the next meeting of shareholders of the Company; provided, however, that failure to obtain such approval shall not affect the effectiveness of the Plan.

         6. Term of Option.  Unless otherwise  provided in the Option Agreement,
            --------------
the term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof. Unless otherwise provided in the Option Agreement, the term of each Option which is not an Incentive Stock Option shall be eleven (11) years from the date of grant. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

         7. Exercise Price and Payment.
            --------------------------

                  (a)  Exercise  Price.  The per  Share  exercise  price for the
                       ---------------
Shares to be issued pursuant to exercise of an Option shall be determined by the Board or a Committee appointed by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. In no event may the exercise price in the case of a nonstatutory stock option be less than eighty-five (85%) of the Fair Market Value per share on the date of grant.

                          The  Company  will pay any  documentary  stamp  taxes,
handling or certificate issuance fees attributable to the initial issuance of shares of Common Stock upon the exercise of any Option under the Plan; provided, however, that the Company shall not be required to pay any fees or taxes which may be payable with respect to any transfer involved in the issuance or delivery of any certificates for shares in a name other than that of the holder of an Option.

                  (b) Payment.  The price of an  exercised  Option and any taxes
                      -------
attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                           (1) In  United  States  dollars  in cash or by check,
bank draft or money order payable to the order of the Company; or

                           (2) At the  discretion  of the  Board or a  Committee
appointed by the Board, through the delivery of shares of Common Stock, with an aggregate Fair Market Value, equal to the option price; or

                           (3) By a combination of (1) and (2) above.

                  The Board or a Committee appointed by the Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate, with respect to nonstatutory options, at the election of the Optionee pursuant to Section 18, the Company may satisfy its withholding obligations by retaining such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

         8.  Exercise of Option.
             ------------------

                  (a)  Procedure  for  Exercise;  Rights as a  Shareholder.  Any
                       ---------------------------------------------------
Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or a Committee appointed by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board or a Committee appointed by the Board at the time of grant, an Option may be exercised in whole or in part, but in no case may any option be exercised as to less than One Hundred (100) shares at any one time (or the remaining shares covered by the option if less than One Hundred (100) shares)). An Option may not be exercised for a fraction of a Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company at its principal office to the attention of the Secretary of the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board or a Committee appointed by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

                           Notwithstanding  anything  contained  in this Plan to
the contrary, the Board or a Committee appointed by the Board may establish certain restrictions on the times at which an Option may be exercised after a number of elapsed years together with cumulative exercise rights and may retain certain rights with respect to a fixed repurchase price for the Option Stock if the Employee voluntarily terminates his employment with the Company within a certain period of time after exercising the Option or whose employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft, breach of any fiduciary duty owed to the Company or for nonperformance of duties.

                  (b)      Termination of Status as an Employee.
                           ------------------------------------

                           (1)  Termination  of  Employment.   Unless  otherwise
                                ---------------------------
provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if an Employee's employment by the Company is terminated, whether voluntary or for cause, except if such termination occurs due to retirement, death or disability, the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated. For purposes of this Section 9, an employee who leaves the employ of the Company to become an employee of a subsidiary or parent corporation of the Company or a corporation which has assumed the option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment. For purposes of this Section 9, the employment relationship of an employee or the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

                           (2)  Retirement.   For  purposes  of  the  Plan,  the
                                ----------
retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company, shall be deemed to be a termination of such individual's employment other than voluntary or for cause. If an Employee's termination is due to retirement, then the Employee may, but only within ninety (90) days after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                           (3)  Disability.  Unless  otherwise  provided  in  an
                                ----------
Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within one (1) year from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                           (4) Death of Optionee.  Unless otherwise  provided in
                               -----------------
an Option Agreement relating to an Option that is not an Incentive Stock Option, if Optionee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board or a Committee appointed by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         9.  Non-Transferability  of Option. An Option may not be sold, pledged,
             -------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10.  Adjustments Upon Changes in Capitalization  or Merger.  Subject to
              -----------------------------------------------------
any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellations or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or a Committee appointed by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or a Committee appointed by the Board. The Board or a Committee appointed by the Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board or a Committee appointed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or a Committee appointed by the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board or a Committee appointed by the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or a Committee appointed by the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

         11. Time of Granting Options. The date of grant of an Option shall, for
             ------------------------
all purposes, be the date on which the Board or a Committee appointed by the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         12.      Amendment and Termination of the Plan.
                  -------------------------------------

                  (a)  Amendment  and  Termination.   The  Board  may  amend  or
                       ---------------------------
terminate the Plan from time to time in such respect as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote:

                         (1)  Any  increase  in the number of Shares  subject to
the Plan, other than in connection with an adjustment under Section 11 of the Plan;

                         (2)  Any  change  in the  designation  of the  class of
employees eligible to be granted Options; or

                         (3)  If the  Company  has a class  of  equity  security
registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

                  (b)  Effect of Amendment or Termination. Any such amendment or
                       ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         13.  Conditions  Upon  Issuance of Shares.  Shares  shall not be issued
              ------------------------------------
pursuant to the exercise of an Optionee unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

                  Stock certificates evidencing unregistered shares acquired upon the exercise of Options shall bear a restrictive securities legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER

                  JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         14.  Change in Control.  Each Option that is  outstanding  on a Control
              -----------------
Change Date, as hereinafter defined, shall be exercisable in whole or in part on that date and thereafter during the remainder of the Option period stated in the Option Agreement. A "Change in Control" occurs if, after the date of the initial Agreement, (1) any person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding Company's securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board of Directors as long as a majority of the Board of Directors approving the purchases is in the majority at the time the purchases are made); or (2) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of the Company before such transactions ceased to constitute a majority of the Company's Board of Directors or any successor's board, within two years of the last of such transactions. For purposes of this Section, the "Control Change Date" is the date on which an event described in (1) or (2) occurs. If a Change of Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

         15.  Reservation of Shares;  Issuance and Sale of Shares.  The Company,
              ---------------------------------------------------
during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16.  Option  Agreement.  Options  shall be evidenced by written  option
              -----------------
agreements in such form as the Board shall approve.

         17. Withholding Taxes. Subject to Section 4(b)(x) of the Plan and prior
             -----------------
to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any nonstatutory stock option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

                  An Optionee who is also an officer of the Company must make the above-described election:

                  (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

                  (b) either:

                           (1) six months prior to the Tax Date, or

                           (2)  prior  to the Tax  Date and  during  the  period
beginning on the third business day following the date of the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

         18.      Miscellaneous Provisions.
                  ------------------------

                  (a) Not a Contract of  Employment.  Nothing  contained  in the
                      -----------------------------
Plan or in any Option Agreement executed pursuant to the Plan shall be deemed to confer upon any individual to whom an Option may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company.

                  (b) Plan Expenses. Any expenses of administering this Plan
                      -------------
shall be borne by the Company.

                  (c)  Use of  Exercise  Proceeds.  The  payment  received  from
                       --------------------------
Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

                  (d) Construction of Plan. The place of  administration  of the
                      --------------------
Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona and where applicable, in accordance with the Code.

                  (e) Taxes.  The  Company  shall be entitled  if  necessary  or
                      -----
desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

                  (f)  Indemnification.  In  addition  to such  other  rights of
                       ---------------
indemnification as they may have as members of the Board or a Committee appointed by the Board, the members of the Board or a Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board or Committee member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle and defend it on her or his own behalf.

                  (g)  Gender.  For  purposes  of this  Plan,  words used in the
                       ------
masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                                   EXHIBIT "B"

                              AMTECH SYSTEMS, INC.
                              1995 STOCK BONUS PLAN


         1.  Purpose.  The purpose of this 1995 Stock Bonus Plan  ("Plan)" is to
             -------
advance the interest of Amtech Systems, Inc. (the "Company") by inducing persons of outstanding ability to remain as employees of the Company by granting additional compensation for services which they have rendered or will hereafter render. This is accomplished by providing for the issuance of the Company's common stock, $.01 par value (the "Common Stock"), to qualified employees.

         2.  Administration.  The Plan shall be administered by the Compensation
             --------------
and Option Committee of the Company's Board of Directors (the "Committee"). Except as specifically provided, the interpretation and construction by the Committee of any provision of the Plan or of any Common Stock issued under the Plan shall be final, conclusive and binding upon all persons. The Committee may delegate non-discretionary administrative duties to such employees of the Company as it shall deem proper, but only the Committee can issue Common Stock bonuses under the Plan.

         3. Shares  Subject to the Plan. The stock subject to issuance under the
            ---------------------------
Plan shall be shares of the Company's Common Stock, whether authorized but unissued or held in the Company's treasury. The maximum number of shares of Common Stock which may be issued pursuant to the Plan shall not exceed 160,000 shares, less the number of options outstanding or exercised under the Company's Amended and Restated 1995 Stock Option Plan.

         4. Eligibility. The class of persons which shall be eligible to receive
            -----------
stock bonuses under the Plan shall be salaried full-time employees of the Company or any subsidiary corporation of the Company who either (i) are officers of the Company or a subsidiary corporation of the Company, or (ii) perform duties of a supervisory nature for the Company or a subsidiary corporation of the Company.

         5. Grant of Stock Bonuses. Bonuses may be granted under the Plan at any
            ----------------------
time and from time to time before termination of the Plan. Each Common Stock bonus granted under the Plan shall be authorized by the Committee and shall be evidenced by a duly adopted resolution of either the Committee or the Company's Board of Directors.

         6. Conditions of Grant. The Company shall not be obligated to issue any
            -------------------
shares of Common Stock upon the grant of a stock bonus unless the shares of Common Stock have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and applicable State securities laws, or are exempt from registration under the Act and such laws, and the sale and issuance of such shares is in compliance with all applicable State or local securities laws. If shares are not registered under the Act or such laws, but are exempt from registration, the employee to whom such stock bonus has been granted shall represent to the Company that the shares are being acquired for investment and not with a view to the resale or distribution thereof or provide such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation or documentation is not necessary to comply with the Act. Stock certificates evidencing shares of Common Stock issued upon the grant of a stock bonus hereunder shall bear a restrictive securities legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         7. Termination, Modification and Amendment.
            ---------------------------------------

                  (a) The Plan shall terminate on a date which is ten (10) years from the date of its adoption by the Board of Directors or sooner as provided in subparagraph (b) of this Section 7 (the "Termination Date"). No stock bonus shall be granted after the Termination Date.

                  (b) The Board of Directors  may at any time,  on or before the
Termination   Date,   terminate  the  Plan  or  from  time  to  time  make  such modifications or amendments to the Plan as it may deem advisable.

                  (c) No termination, modification or amendment of the Plan shall adversely affect any previously issued shares of Common Stock granted as a stock bonus under the Plan.

         8. Not a Contract of Employment. Nothing contained in the Plan shall be
            ----------------------------
deemed to confer upon any individual to whom a stock bonus may be granted hereunder any right to remain the employ or service of the Company or any subsidiary corporation of the Company.

         9.  Indemnification  of Committee.  In addition to such other rights of
             -----------------------------
indemnification as they may have, the members of the Committee shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them amy be a party by reason of any action taken or failure to act upon or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based on a finding of bad faith. Upon the institution of any such action, suit or proceeding, the Committee member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

         10. Definitions.  For purposes of the Plan, the term "subsidiary" shall
             -----------
have the same  meaning as  "subsidiary  corporation"  as such term is defined in
Section 424(f) of the Code.

         11.  Governing  Law. The Plan shall be governed  by, and all  questions
              --------------
arising hereunder shall be determined in accordance with, the laws of the State of Arizona.

         Adopted by the Board of Directors on February 10, 1995

                                   EXHIBIT "C"

                              AMTECH SYSTEMS, INC.

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


         Purposes  of the Plan.  The  purposes  of this Plan are to attract  and
         ---------------------
retain the best available individuals to serve as non-employee members of the Board of Directors of Amtech Systems, Inc. (the "Company"), to reward such directors for their contributions to the profitable growth of the Company, and to maximize the identity of interest between such directors and stockholders generally.

    1.   Definitions.  As used herein, the following definitions shall apply:
         -----------

                  (a) "Board" shall mean the Board of Directors of the Company.
                       -----

                  (b)  "Company"  shall mean Amtech  Systems,  Inc.,  an Arizona
                        -------
corporation.

                  (c)  "Effective  Date"  shall  be the date  that the  Board of
                        ---------------
Directors of the Company adopts this Plan.

                  (d) "Eligible  Director" shall mean (i) those  individuals who
                       ------------------
are serving as non-employee members of the Board on the Effective Date, or (ii) those individuals who are elected or appointed as non-employee members of the Board after the Effective Date, whether through appointment by the Board or election of the Company's stockholders.

                  (e)  "Exercise  Price"  shall mean,  with respect to Shares of
                        ---------------
Optioned Stock, the Fair Market Value of such Shares on the date of grant of the Option.

                  (f) "Fair Market Value" shall mean, with respect to the date a
                       -----------------
given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the Common Stock on the date of grant, as reported in the Wall Street Journal (or,
                                                       --------------------
if not reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange or the American Stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.
                                  -------------------

                  (g)  "Option"  shall mean a right to purchase  Stock,  granted
                        ------
pursuant to the Plan.

                  (h)  "Optioned  Stock"  shall  mean the  Stock  subject  to an
                        ---------------
Option.

                  (i)  "Optionee"  shall  mean a  non-employee  director  of the
                        --------
Company who has been granted an Option.

                  (j) "Plan" shall mean this Non-Employee Directors Stock Option
                       ----
Plan.

                  (k) "Share" shall mean a share of the Stock.
                       -----

                  (l)  "Stock"  shall  mean  the  Common  Stock  of the  Company
                        -----
described in the Certificate of Incorporation of the Company.

                  (m) "Stock Option  Agreement" shall mean the written agreement
                       -----------------------
evidencing the grant of an Option.

                  (n)  "Trading  Day" shall mean a day on which the Fair  Market
                        ------------
Value of the Stock can be determined.

         2.  Common  Stock  Subject  to  the  Plan.  Subject  to  increases  and
             -------------------------------------
adjustments pursuant to Section 9 of the Plan, the number of Shares reserved and available for distribution under the Plan shall be one hundred thousand (100,000). If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unauthorized Shares covered by the Option shall, unless the Plan shall have terminated, be available for future grants of Options.

         3.  Option Grants.
             -------------

                  (a) Each individual who first becomes an Eligible Director after the Effective Date, whether through election by the stockholders or appointment of the Board, shall automatically be granted at the time of such initial election or appointment, an Option to purchase 6,000 shares of Stock.

                  (b) On the first business day following the Company's Annual Meeting of Shareholders each year (the "Annual Grant Date"), beginning with March 1, 1997, each individual who is at that time an Eligible Director shall automatically be granted an Option under the Plan to purchase an additional 3,000 shares of Stock; provided such individual
                                                        --------
         (i) has attended 75% of the meetings of the Board held during the 12-month period immediately preceding the Annual Grant Date, or (ii) if such individual was appointed or elected as a director during such 12-month period, he or she has attended 75% of the meetings of the Board held during his of her term as a director, and (iii) has attended 75% of the meetings of any Committee of the Board to which such individual has been appointed as a member during such 12-month period.

                  (c) The purchase price of Shares subject to an Option shall be the Fair Market Value on the date of grant.

                  (e) Each Option granted pursuant to this Plan shall vest and become exercisable according to the following schedule, provided that the Optionee remains an Eligible Director at such vesting date:


                  Vesting Date               Percentage of Shares Vesting
                  ------------               ----------------------------

                  First Anniversary of Grant           33-1/3%
                  Second Anniversary of Grant          66-2/3%
                  Third Anniversary of Grant              100%

         4.  Stockholder  Approval.  This  Plan  was  adopted  by the  Board  of
             ---------------------
Directors of the Company on December 21, 1995 (the "Effective Date"). Options may be granted under the Plan on and after the Effective Date. The Plan shall be submitted for stockholder approval at the next annual or special meeting of stockholders. However, the failure to obtain such approval shall not affect the effectiveness of the Plan. No Option may be granted after the expiration of ten
(10) years from the effective date of the Plan; provided, however, that the Plan
                                                --------  -------
and all outstanding Options shall remain in effect until such Options shall have been exercised, shall have expired or shall otherwise be terminated.

         5.  Term; Exercise; Rights as a Stockholder.
             ---------------------------------------

                  (a) The term of each Option shall be ten (10) years from the date of grant thereof. To the extent vested the Option may be exercised in whole or in part at any time and during the term of the Option. No fractional Shares will be issued upon exercise of the Option and, if the exercise results in a fractional interest, an amount will be paid in cash equal to the value of such fractional interest based on the Fair Market Value of the Shares on the date of exercise.

                  (b) An Option shall be deemed to be exercised upon receipt by the Company from the Optionee of written notice of such exercise. Such notice shall be accompanied by full payment for the Shares subject to such exercise.

         6. Payment.  The Exercise Price shall be paid:
            -------

                  (a) In United States dollars in cash or by check payable to the order of the Company; or

                  (b) Subject to the approval of the Board, by delivery of Shares with an aggregate Fair Market Value equal to the Exercise Price; or

                  (c) By any combination of (a) and (b) above.

                  The Board shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock to exercise an Option as it deems appropriate.

         7.  Transferability  of Options.  The Option may not be sold,  pledged,
             ---------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution to the limited extent provided herein or pursuant to a "qualified domestic relations order" as defined by the Internal Revenue Code or the Employee Retirement Income Security Act or the rules thereunder. Except as permitted herein, an Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

                  In the event of the Optionee's death, his or her Option shall be exercisable, prior to the expiration of the Option, by the person or persons to whom his or her accrued and vested rights pass by will or by the laws of descent and distribution.

         8. Adjustments Upon Changes in Capitalization or Merger. Subject to any
            ----------------------------------------------------
required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, consolidation, subdivision, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of
                                          --------   -------
any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made, with respect to the number or price of Shares subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise the Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of 30 days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

         9. Amendment and  Termination of the Plan. The Board may amend the Plan
            --------------------------------------
from time to time in such respects as the Board may deem advisable or terminate the Plan; provided, however, that amendments to the Plan relating to the amount,
          --------  -------
price or timing of Option grants shall not be made more than once in any six month period, other than amendments necessary to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

                  Notwithstanding the foregoing, revisions or amendments that accomplish any of the following shall require approval of the stockholders of the Company, to the extent required by law, rule or regulation:

                  (a) Materially increase the benefits accruing to participants under the Plan;

                  (b) Materially increase the number of Shares which may be issued under the Plan;

                  (c)  Materially   modify  the  Plan  as  to  eligibility   for
          participation in the Plan; or

                  (d)  Otherwise  cause  the  Plan to lose its  exemption  under
         Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         10.  Conditions  Upon  Issuance of Shares.  Shares  shall not be issued
              ------------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market system upon which the Shares may be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or advisable.

                  Inability of the Company to obtain authority from a regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary or advisable to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         11. Termination of Option.
              ---------------------

                  (a)  Termination as a Director.  If an Optionee ceases to be a
                       -------------------------
         director, unless such cessation occurs due to death or disability, then the Option shall terminate on the date thirty days after the date the Optionee ceases to be a director.

                  (b) Disability.  Unless otherwise provided in the Stock Option
                      ----------
         Agreement, in the event an Optionee is unable to continue to be a member of the Board as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may exercise the Option at any time within twelve (12) months following the date he ceased to be a director, but only to the extent he was entitled to exercise it on the date he ceased to be a director. To the extent that he was not entitled to exercise the Option on the date he ceased to be a director, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (c)  Death.  Unless  otherwise  provided  in the Stock  Option
                       -----
         Agreement, if an Optionee dies during the term of the Option, the Option may be exercised at any time within twelve (12) months following the date of death, but only to the extent that an Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          12.  Option  Agreement.  Options  shall be  evidenced  by Stock Option
               -----------------
Agreements in such form as the Board shall approve.

          13. Miscellaneous Provisions.
              ------------------------

                   (a) Plan  Expense.  Any expenses of  administering  this Plan
                       -------------
          shall be borne by the Company.

                   (b) Construction of Plan. The validity, construction,
                       --------------------
          interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined by the Board in accordance with the laws of the State of Arizona.

                  (c) Taxes.  The  Company  shall be entitled  if  necessary  or
                      -----
         desirable to pay or withhold the amount of any tax attributable to the delivery of Common Shares under the Plan after giving the person entitled to receive such Shares notice as far in advance as practical, and the Company may defer making delivery of such Shares if any such tax may be pending unless and until indemnified to its satisfaction.

                  (d)  Gender.  For  purposes  of this  Plan,  words used in the
                       ------
         masculine gender shall include the female and neuter, and the singular shall include the plural and vice versa, as appropriate.

                              AMTECH SYSTEMS, INC.
                               COMMON STOCK PROXY

         The undersigned hereby appoints Jong S. Whang or Robert T. Hass, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of AMTECH SYSTEMS, INC., an Arizona corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona on Thursday, February 29, 1996, at 3:00 p.m., Mountain Standard Time, and at any adjournment or postponement thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the Notice of and Proxy Statement for the Annual Meeting, the receipt of which is hereby acknowledged.

Please mark boxes with an X in blue or black ink.

The Board of Directors recommends a vote FOR each of the proposals listed below.

1. ELECTION OF DIRECTORS           [ ] FOR all nominees listed below
                                       (except as marked to the contrary):

     Jong S. Whang          Robert T. Hass           Donald F. Johnson
                          Alvin Katz           Bruce R. Thaw

[ ] WITHHOLD AUTHORITY to vote for all nominees listed above
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

                 ----------------------------------------------

The undersigned agrees that the proxy holder is authorized to cumulate votes in the election of directors and to vote for less than all of the nominees.

2. PROPOSAL NO. 1: Ratification of the adoption of the Amtech Systems, Inc. Amended and Restated 1995 Stock Option Plan as described in the Proxy Statement. (Mark only one.)

          [ ] FOR         [ ] AGAINST        [ ] WITHHELD

3. PROPOSAL NO. 2: Ratification of the adoption of the Amtech Systems, Inc. Amended and Restated 1995 Stock Bonus Plan, as described in the Proxy Statement. (Mark only one.)

          [ ] FOR         [ ] AGAINST        [ ] WITHHELD

4. PROPOSAL NO. 3: Ratification of the adoption of the Amtech Systems, Inc. Non-Employee Directors Stock Option Plan, as described in the Proxy Statement. (Mark only one.)

          [ ] FOR         [ ] AGAINST        [ ] WITHHELD

                          (Continued from other side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS INDICATED HEREIN. IF NO SPECIFIC DIRECTIONS ARE GIVE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL NOMINEES LISTED HEREIN, FOR APPROVAL OF THE PROPOSALS LISTED HEREIN AND, WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES.

DATED:                        , 1996    When signing as executor, administrator,
      -----------------------           attorney,  trustee or  guardian,  please
                                        give   full   title   as   such.   If  a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person. If a joint tenancy, please have both joint tenants sign.

                                        SIGNATURES:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

     PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.